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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 27, 2007
Date of Report (Date of earliest event reported)

iBASIS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-27127	04-3332534
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
20 Second Avenue, Burlington, MA 01803 (Address of Principal Executive Offices) (Zip Code)
(781) 505-7500 (Registrant's telephone number, including area code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        (e) At the Annual Meeting of Shareholders held on September 27, 2007, the shareholders of iBasis, Inc. approved the adoption of the iBasis, Inc. 2007 Stock Plan. The 2007 Stock Plan authorizes the grant of up to 3,500,000 shares of common stock for the issuance of stock options, restricted and unrestricted stock awards and other stock-based awards to employees, consultants and directors of iBasis. The newly adopted 2007 Stock Plan replaces the iBasis, Inc. Amended and Restated 1997 Stock Incentive Plan, which expired on August 11, 2007. Pursuant to the terms of the Amended and Restated 1997 Stock Incentive Plan, all outstanding options under such plan will remain in effect until they expire by their terms.

        A copy of the 2007 Stock Plan is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)
Exhibits.

Exhibit No.	Document
10.1	iBasis, Inc. 2007 Stock Plan.

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        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2007

iBASIS, INC.
By:	/s/ RICHARD G. TENNANT Richard G. Tennant Senior Vice President, Finance and Administration and Chief Financial Officer

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Exhibit Index

Exhibit No.	Document
10.1	iBasis, Inc. 2007 Stock Plan.

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  Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
  Item 9.01. Financial Statements and Exhibits.
Exhibit Index